IVA FIDUCIARY TRUST IVA Worldwide Fund IVA International Fund

Supplement dated July 13, 2020 to the
Summary Prospectuses, Prospectus and Statement of Additional Information,
each dated January 31, 2020 for the IVA Worldwide Fund and IVA International Fund
(together, the “Funds”)

This supplement updates information in the Summary Prospectuses, Prospectus and Statement of Additional Information of the IVA Fiduciary Trust (the “Trust”), each dated January 31, 2020. You may obtain copies of the Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

Effective July 13, 2020, Charles de Lardemelle is no longer a portfolio manager of the Funds. All references to Mr. de Lardemelle are hereby removed from the Summary Prospectuses, Prospectus and Statement of Additional Information.

Charles de Vaulx remains primarily responsible for the day-to-day management of the Funds and serves as Chief Investment Officer of the Adviser.

Please retain this supplement for future reference.